EXHIBIT 10.5

                             SECURED PROMISSORY NOTE

$500,000.00                                                    December 16, 2004

         FOR VALUE RECEIVED, the undersigned, ALPHA INNOTECH CORPORATION, a California corporation (the "MAKER"), hereby promise to pay to XTRANA, INC., a Delaware corporation (the "PAYEE" and, together with the Maker, the "PARTIES"), in lawful money of the United States of America, the principal sum of FIVE
HUNDRED THOUSAND DOLLARS AND NO CENTS ($500,000.00). Except as provided in Paragraph 1.2 below, no interest shall accrue on this Note.

         This Note has been executed and delivered in connection with the Agreement and Plan of Merger, dated as December 14, 2004, by and among Maker, Payee and AIC Merger Corporation (the "MERGER AGREEMENT"). The Parties agree that, in the event that Payee becomes obligated to pay Maker a termination fee pursuant to Section 8.2.1 of the Merger Agreement, such termination fee shall be deemed to reduce the principal amount of this Note as of the date of termination.

1.       PAYMENT

         1.1 MATURITY DATE. Upon any termination of the Merger Agreement pursuant to Section 8.1 thereof, to the extent outstanding and subject to
Section 5 hereof, the entire unpaid principal balance of this Note and any accrued but unpaid interest thereon shall become due and payable on the date which is six (6) months following the date of such termination.

         1.2 INTEREST. In the event of any termination of the Merger Agreement pursuant to Section 8.1 of the Merger Agreement, interest will accrue on the unpaid principal balance from time to time outstanding, retroactive from the date of issuance of this Note until the principal balance is paid in full, at a rate of eight percent (8%) per annum (the "INTEREST RATE"). In addition (but without duplication), from and after the occurrence of an Event of Default (as defined below) interest will accrue on the unpaid principal balance from time to time outstanding, from the date of such occurrence of such Event of Default until the date when such Event of Default is cured or until the principal balance is paid in full, whichever is earlier, at the Interest Rate. Interest at the Interest Rate will be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

         1.3 PREPAYMENT; APPLICATION OF PAYMENTS. Maker will have the right to prepay all or any portion of the outstanding principal amount without premium or penalty. All payments on this Note will be applied first to the payment of accrued interest (if any) before being applied to the payment of principal.

         1.4 MANNER OF PAYMENT. Principal, interest, and all other amounts due under this Note will be payable, in U.S. dollars, by electronic wire transfer of immediately available funds pursuant to written instructions provided to Maker by Payee. If any payment of principal or interest on this Note is due on a day that is not a Business Day, such payment will be due on the next succeeding Business Day. "BUSINESS DAY" means any day other than a Saturday, Sunday or


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legal  holiday in the State of  California.  All amounts due from Maker to Payee under this Note will be made without benefit of any setoff, counterclaim or other defense.

2.       DEFAULTS

         2.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events with respect to Maker will constitute an event of default hereunder ("EVENT OF DEFAULT"):

                  (a) If Maker fails to pay when due any payment of principal or interest on this Note and such failure continues for five
         (5) days after such payment becomes due;

                  (b) If Maker is in material breach of any other provision of this Note or any provision of the Merger Agreement, which breach is not cured within ten (10) days after written notice from Payee of such breach;

                  (c) If Maker shall default in the performance or observance of any obligation or condition with respect to indebtedness in excess of $100,000 or any other event shall occur or condition exist, if the effect of such default, event or condition is to accelerate the maturity of such indebtedness or is such indebtedness shall become or be declared to be due and payable prior to its stated maturity as a result of the foregoing; or

                  (d) If Maker, under the laws of any jurisdiction: (i) consents to the appointment of a trustee, receiver, assignee, liquidator or similar official; (ii) makes a general assignment for the benefit of its creditors; or (iii) institutes a proceeding, or has an involuntary proceeding instituted against it, seeking a judgment of insolvency, bankruptcy, or any other similar relief under any bankruptcy, insolvency, or other similar law affecting creditors' rights that is not dismissed within ninety (90) days thereafter.

         2.2 NOTICE BY MAKER. Maker will notify Payee in writing within five (5) days after the occurrence of any Event of Default of which Maker acquires knowledge. If Payee is not so notified, said failure to notify is, in and of itself, a default.

         2.3 REMEDIES. Subject to the provisions of Paragraph 4.2 hereof, upon the occurrence of an Event of Default hereunder (unless waived in writing by Payee), Payee may, at its option, (a) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable or (b) exercise any and all rights and remedies available to it under applicable law, including the right to collect from Maker all sums due under this Note. Maker will pay all costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including attorneys' fees.

3.       SECURITY AGREEMENT.

         Maker's obligations under this Note are secured by the collateral set forth in that certain Security Agreement, dated as of the date hereof, between Maker and Payee (the "SECURITY AGREEMENT"). Concurrently with the termination of this Note pursuant to Paragraph 5 below, the Security Agreement shall terminate and be of no further force and effect (other than the Parties' obligations to execute and deliver such documents as be necessary or appropriate to release any


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lien upon or security interest in the collateral secured thereby).  The security interest of Maker in the Collateral is, and at all times shall be, junior and subordinate to the security interest of Senior Lender.

4.       SENIOR SUBORDINATION

         4.1 DEFINITION OF SENIOR INDEBTEDNESS. For purposes of this Note, the term "SENIOR INDEBTEDNESS" shall mean the principal of and premium, if any, and interest on indebtedness of Maker under that certain Loan and Security Agreement, dated March 9, 2004, between Maker and BFI Business Finance ("BFI") or its assigns ("SENIOR LENDER") and money borrowed from other commercial banks, equipment lessors, or other financial institutions under a secured or unsecured line of credit, term loan or equipment lease approved by BFI.

         4.2 SUBORDINATION TO SENIOR INDEBTEDNESS. The payment of principal and interest on this Note is subordinated in right of payment to the prior payment in full of all Senior Indebtedness of Maker, whether outstanding on this date or thereafter. In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization, or other similar proceedings relative to Maker, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of Maker, then the holders of Senior Indebtedness will be entitled to receive payment in full of all principal and interest on all Senior Indebtedness before Maker is entitled to receive any payment on account of principal or interest on this Note. NOTWITHSTANDING THE FOREGOING, Maker may make scheduled payments of principal and interest under this Note as provided in Section 1 hereof, as and when such payments are due and payable, UNLESS AND UNTIL Payee and Maker have received written notice from the Senior Lender that an event of default has occurred or been declared under either (i) the Secured Promissory Note dated August 26, 2004 in the principal amount of $300,000.00 issued by Maker to Senior Lender (unless Maker has paid in full all of its obligations under such Secured Promissory
Note) or (ii) that certain Loan and Security Agreement, dated March 9, 2004, between Maker and BFI.

         4.3 SENIOR TO OTHER INDEBTEDNESS. Subject to the prior payment in full of the Senior Indebtedness, Payee shall receive payments from Maker, prior to any other creditors, until the obligations related to this Note are satisfied in full, PROVIDED, HOWEVER, that the foregoing will not apply to Permitted Indebtedness (as defined below). Notwithstanding any subordination to Senior Indebtedness as described above, Maker will cooperate with Payee to ensure that payment on this Note is (to the extent commercially practicable and permitted by applicable law) senior to all other existing and future debt of Maker. For the purpose of this Paragraph 4.3, "PERMITTED INDEBTEDNESS" shall mean indebtedness to trade creditors incurred in the ordinary course of business.

         4.4 NO IMPAIRMENT. This Paragraph 4 is not intended to impair, as between Maker, its creditors (other than with respect to the holders of Senior Indebtedness) and Payee, the unconditional obligation of Maker to pay the principal of and interest on this Note. Nothing in this Note shall prevent Payee from exercising all remedies otherwise permitted by applicable law upon default of this Note, subject to the rights, if any, of the holders of the Senior Indebtedness in respect to cash, property, or securities of Maker received upon exercise of any such remedies.


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5.       TERMINATION

         This Note, and the rights and obligations under this Note, shall automatically terminate upon the Closing (as defined in the Merger Agreement).

6.       MISCELLANEOUS

         6.1 WAIVER. Maker hereby waives presentment, demand, protest, and notice of dishonor and protest.

         6.2 ASSIGNMENT. Neither Party shall assign or transfer this Note or any of its rights or obligations under this Note without express prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, provided that Payee may assign this Note to any person or entity which acquires all or substantially all of the assets of Payee without the written consent of Payee.

         6.3 SUCCESSORS. All of the terms, agreements, covenants, representations, warranties, and conditions of this Note are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors. If the principal business, operations or a majority or substantial portion of the assets of Maker are assigned, conveyed, allocated, or otherwise transferred, including by sale, merger, consolidation, amalgamation, conversion, or similar transactions, such receiving person or persons will automatically become bound by and subject to the provisions of this Note, and Maker, subject to satisfaction of the provisions of Paragraph 6.2 above will cause the receiving person or persons to expressly assume its obligations hereunder.

         6.4 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by facsimile, electronic mail, or overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

                  if to Maker, to:

                  Alpha Innotech Corporation
                  2401 Merced St.
                  San Leandro, CA 94577
                  Attn:  Chief Executive Officer
                  Fax: 510-483-3227

                  with a copy to (which shall not constitute notice):

                  Heller Ehrman White & McAuliffe LLP
                  4350 La Jolla Village Drive, 7th Floor
                  San Diego, CA 92122
                  Attn: Stephen Ferruolo, Esq.
                  Fax: (858) 450-8499


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                  if to Payee, to:

                  Xtrana, Inc.
                  c/o James H. Chamberlain, CEO
                  733 Spruce Meadow Place
                  Thousand Oaks, CA 91362
                  Fax:  (805) 494-0832

                  with a copy to (which shall not constitute notice):

                  Stubbs Alderton & Markiles, LLP
                  15821 Ventura Blvd., Suite 525
                  Encino, CA 91436
                  Attn: Scott Alderton, Esq.
                  Fax:  (818) 444-4520


         6.5      TIME.  Time is of the essence in the performance of this Note.


         6.6 HEADINGS. The article and section headings contained in this Note are inserted for convenience only and will not affect in any way the meaning or interpretation of this Note.

         6.7      GOVERNING   LAW.  This  Note  and  the   performance   of  the
obligations of the Parties hereunder will be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law principles.

         6.8 AMENDMENTS AND WAIVERS. No amendment, modification, replacement, termination, or cancellation of any provision of this Note will be valid, unless the same will be in writing and signed by the each Party. No waiver by any Party of any default, Event of Default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

         6.9 SEVERABILITY. The provisions of this Note will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that any provision of this Note that is invalid or unenforceable in any situation or in any jurisdiction will not affect the enforceability of the remaining terms and provisions hereof or the enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         6.10 EXPENSES. Except as otherwise expressly provided in this Note, each Party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Note, including all fees and expenses of agents, representatives, financial advisors, legal counsel, and accountants. This paragraph shall not affect attorneys' fees which may be incurred in connection with collection of late payments or resulting from any Event of Default, as described above.


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         6.11     ATTORNEYS'  FEES.  If there exists an Event of Default,  Maker agrees to pay all costs and expenses of collection, including attorneys' fees, incurred by Payee in connection therewith, whether or not suit is filed.

         6.12 CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Note. If an ambiguity or question of intent or interpretation arises, this Note will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Note. Any reference to any federal, state, local, or foreign law will be deemed also to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words "include," "includes," and "including" will be deemed to be followed by "without limitation." Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words "this Note," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Note as a whole and not to any particular subdivision unless expressly so limited. The Parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached will not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

         6.13 REMEDIES. Except as expressly provided herein, the rights, obligations and remedies created by this Note are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first above written.

                                    MAKER:

                                    ALPHA INNOTECH CORPORATION


                                    /S/ HASEEB CHAUDHRY
                                    -----------------------------
                                    By:  Haseeb Chaudhry
                                    Its:  Chief Executive Officer


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